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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Counsel and Independent Auditors" and to use our report dated March 4, 1996, in this Registration Statement (Form N-1A Nos. 33-97598 and 811-9102) of Foreign Fund, Inc.


                                                           /s/ Ernst & Young LLP
                                                               ERNST & YOUNG LLP


New York, New York
March 4, 1996